Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements [Abstract]
Commitments and Contingencies

Note 27 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees written is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk at December 31, 2011 and 2010 were as follows:

(In thousands)	2011	2010
Commitments to extend credit:
Credit card lines	$3,833,012	$3,583,430
Commercial lines of credit	2,039,629	1,920,056
Other unused credit commitments	358,572	375,565
Commercial letters of credit	11,632	12,532
Standby letters of credit	124,709	140,064
Commitments to originate mortgage loans	53,323	47,493

At December 31, 2011, the Corporation maintained a reserve of approximately $15 million for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit (2010 - $21 million), including $5 million of the unamortized balance of the contingent liability on unfunded loan commitments recorded with the Westernbank FDIC-assisted transaction (2010 - $6 million).

Other commitments

At December 31, 2011, the Corporation also maintained other non-credit commitments for $10 million, primarily for the acquisition of other investments (2010 - $10 million).

Business concentration

Since the Corporation's business activities are currently concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets.  The concentration of the Corporation's operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base.  Its asset and revenue composition by geographical area is presented in Note 39 to the consolidated financial statements.

The Corporation's loan portfolio is diversified by loan category. However, approximately $12.5 billion, or 61% of the Corporation's loan portfolio not covered under the FDIC loss sharing agreements, excluding loans held-for-sale, at December 31, 2011, consisted of real estate related loans, including residential mortgage loans, construction loans and commercial loans secured by commercial real estate (2010 - $12.0 billion, or 58%).

Except for the Corporation's exposure to the Puerto Rico Government sector, no individual or single group of related accounts is considered material in relation to our total assets or deposits, or in relation to our overall business. At December 31, 2011, the Corporation had approximately $1.3 billion of credit facilities granted to or guaranteed by the Puerto Rico Government, its municipalities and public corporations, of which $140 million were uncommitted lines of credit (2010 - $1.4 billion and $199 million, respectively). Of the total credit facilities granted, $1.2 billion was outstanding at December 31, 2011 (2010 - $1.1 billion). Furthermore, at December 31, 2011, the Corporation had $154 million in obligations issued or guaranteed by the Puerto Rico Government, its municipalities and public corporations as part of its investment securities portfolio (2010 - $145 million).

Other contingencies

As indicated in Notes 4 and 12 to the consolidated financial statements, as part of the loss sharing agreements related to the Westernbank FDIC-assisted transaction, the Corporation agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The true-up payment obligation was estimated at $98 million at December 31, 2011 (2010 - $92 million).

Legal Proceedings

The nature of Popular's business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings. When the Corporation determines it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management's judgment, it is in the best interests of both the Corporation and its shareholders to do so.

On at least a quarterly basis, Popular assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable or the amount of the loss cannot be estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates the aggregate range of reasonably possible losses for those matters where a range may be determined, in excess of amounts accrued, for current legal proceedings is from $0 to approximately $15 million at December 31, 2011. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the proceedings, and the inherent uncertainty of the various potential outcomes of such proceedings. Accordingly, management's estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the final outcome of legal proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Corporation's legal proceedings will not have a material adverse effect on the Corporation's consolidated financial position as a whole. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters, if unfavorable, may be material to the Corporation's consolidated financial position in a particular period.

Between May 14, 2009 and September 9, 2009, five putative class actions and two derivative claims were filed in the United States District Court for the District of Puerto Rico and the Puerto Rico Court of First Instance, San Juan Part, against Popular, Inc., and certain of its directors and officers, among others. The five class actions were consolidated into two separate actions: a securities class action captioned Hoff v. Popular, Inc., et al. (consolidated with Otero v. Popular, Inc., et al.) and an Employee Retirement Income Security Act (ERISA) class action entitled In re Popular, Inc. ERISA Litigation (comprised of the consolidated cases of Walsh v. Popular, Inc., et al.; Montañez v. Popular, Inc., et al.; and Dougan v. Popular, Inc., et al.).

On October 19, 2009, plaintiffs in the Hoff case filed a consolidated class action complaint which included as defendants the underwriters in the May 2008 offering of Series B Preferred Stock, among others. The consolidated action purported to be on behalf of purchasers of Popular's securities between January 24, 2008 and February 19, 2009 and alleged that the defendants violated Section 10(b) of the Exchange Act, and Rule 10b-5 promulgated thereunder, and Section 20(a) of the Exchange Act by issuing a series of allegedly false and/or misleading statements and/or omitting to disclose material facts necessary to make statements made by the Corporation not false and misleading. The consolidated action also alleged that the defendants violated Section 11, Section 12(a)(2) and Section 15 of the Securities Act by making allegedly untrue statements and/or omitting to disclose material facts necessary to make statements made by the Corporation not false and misleading in connection with the May 2008 offering of Series B Preferred Stock. The consolidated securities class action complaint sought class certification, an award of compensatory damages and reasonable costs and expenses, including counsel fees. On January 11, 2010, the defendants moved to dismiss the consolidated securities class action complaint. On August 2, 2010, the U.S. District Court for the District of Puerto Rico granted the motion to dismiss filed by the underwriter defendants on statute of limitations grounds. The Court also dismissed the Section 11 claim brought against Popular's directors on statute of limitations grounds and the Section 12(a)(2) claim brought against Popular because plaintiffs lacked standing. The Court declined to dismiss the claims brought against Popular and certain of its officers under Section 10(b) of the Exchange Act (and Rule 10b-5 promulgated thereunder), Section 20(a) of the Exchange Act, and Sections 11 and 15 of the Securities Act, holding that plaintiffs had adequately alleged that defendants made materially false and misleading statements with the requisite state of mind.

On November 30, 2009, plaintiffs in the ERISA case filed a consolidated class action complaint. The consolidated complaint purported to be on behalf of employees participating in the Popular, Inc. U.S.A. 401(k) Savings and Investment Plan and the Popular, Inc. Puerto Rico Savings and Investment Plan from January 24, 2008 to the date of the Complaint to recover losses pursuant to Sections 409 and 502(a)(2) of ERISA against Popular, certain directors, officers and members of plan committees, each of whom was alleged to be a plan fiduciary. The consolidated complaint alleged that defendants breached their alleged fiduciary obligations by, among other things, failing to eliminate Popular stock as an investment alternative in the plans. The complaint sought to recover alleged losses to the plans and equitable relief, including injunctive relief and a constructive trust, along with costs and attorneys' fees. On December 21, 2009, and in compliance with a scheduling order issued by the Court, Popular and the individual defendants submitted an answer to the amended complaint. Shortly thereafter, on December 31, 2009, Popular and the individual defendants filed a motion to dismiss the consolidated class action complaint or, in the alternative, for judgment on the pleadings.  On May 5, 2010, a magistrate judge issued a report and recommendation in which he recommended that the motion to dismiss be denied except with respect to Banco Popular de Puerto Rico, as to which he recommended that the motion be granted. On May 19, 2010, Popular filed objections to the magistrate judge's report and recommendation. On September 30, 2010, the Court issued an order without opinion granting in part and denying in part the motion to dismiss and providing that the Court would issue an opinion and order explaining its decision. No opinion was, however, issued prior to the settlement in principle discussed below.

The derivative actions (García v. Carrión, et al. and Díaz v. Carrión, et al.) were brought purportedly for the benefit of nominal defendant Popular, Inc. against certain executive officers and directors and alleged breaches of fiduciary duty, waste of assets and abuse of control in connection with Popular's issuance of allegedly false and misleading financial statements and financial reports and the offering of the Series B Preferred Stock. The derivative complaints sought a judgment that the action was a proper derivative action, an award of damages, restitution, costs and disbursements, including reasonable attorneys' fees, costs and expenses. On October 9, 2009, the Court coordinated for purposes of discovery the García action and the consolidated securities class action. On October 15, 2009, Popular and the individual defendants moved to dismiss the García complaint for failure to make a demand on the Board of Directors prior to initiating litigation. On November 20, 2009, plaintiffs filed an amended complaint, and on December 21, 2009, Popular and the individual defendants moved to dismiss the García amended complaint. At a scheduling conference held on January 14, 2010, the Court stayed discovery in both the Hoff and García matters pending resolution of their respective motions to dismiss. On August 11, 2010, the Court granted in part and denied in part the motion to dismiss the Garcia action. The Court dismissed the gross mismanagement and corporate waste claims, but declined to dismiss the breach of fiduciary duty claim. The Díaz case, filed in the Puerto Rico Court of First Instance, San Juan, was removed to the U.S. District Court for the District of Puerto Rico. On October 13, 2009, Popular and the individual defendants moved to consolidate the García and Díaz actions. On October 26, 2009, plaintiff moved to remand the Diaz case to the Puerto Rico Court of First Instance and to stay defendants' consolidation motion pending the outcome of the remand proceedings. On September 30, 2010, the Court issued an order without opinion remanding the Diaz case to the Puerto Rico Court of First Instance.  On October 13, 2010, the Court issued a Statement of Reasons In Support of Remand Order. On October 28, 2010, Popular and the individual defendants moved for reconsideration of the remand order. The court denied Popular's request for reconsideration shortly thereafter.

On April 13, 2010, the Puerto Rico Court of First Instance in San Juan granted summary judgment dismissing a separate complaint brought by plaintiff in the García action that sought to enforce an alleged right to inspect the books and records of the Corporation in support of the pending derivative action. The Court held that plaintiff had not propounded a “proper purpose” under Puerto Rico law for such inspection. On April 28, 2010, plaintiff in that action moved for reconsideration of the Court's dismissal. On May 4, 2010, the Court denied plaintiff's request for reconsideration. On June 7, 2010, plaintiff filed an appeal before the Puerto Rico Court of Appeals. On June 11, 2010, Popular and the individual defendants moved to dismiss the appeal. On June 22, 2010, the Court of Appeals dismissed the appeal. On July 6, 2010, plaintiff moved for reconsideration of the Court's dismissal. On July 16, 2010, the Court of Appeals denied plaintiff's request for reconsideration.

At the Court's request, the parties to the Hoff and García cases discussed the prospect of mediation and agreed to nonbinding mediation in an attempt to determine whether the cases could be settled. On January 18 and 19, 2011, the parties to the Hoff and García cases engaged in nonbinding mediation before the Honorable Nicholas Politan. As a result of the mediation, the Corporation and the other named defendants to the Hoff matter entered into a memorandum of understanding to settle this matter. Under the terms of the memorandum of understanding, subject to certain customary conditions including court approval of a final settlement agreement in consideration for the full settlement and release of all defendants, the parties agreed that the amount of $37.5 million would be paid by or on behalf of defendants. On June 17, 2011, the parties filed a stipulation of settlement and a joint motion for preliminary approval of such settlement, which the Court granted on June 20, 2011. On or about July 5, 2011, the amount of $37.5 million was paid to the settlement fund by or on behalf of defendants. Specifically, the amount of $26 million was paid by insurers and the amount of $11.5 million was paid by Popular (after which approximately $4.7 million was reimbursed by insurers per the terms of the relevant insurance agreement). On January 18, 2011, certain individual shareholders filed a suit captioned Montilla-Rojo et al. v. Popular, Inc., et al., against the Corporation and certain officers asserting claims under the federal securities laws similar or identical to those in the Hoff action. On February 25, 2011, those shareholders filed an amended complaint asserting additional legal theories. On June 19, 2011, certain of those shareholders sought leave to intervene in the securities class action. On June 28, 2011, the Court denied their motion to intervene as untimely. On or about October 11, 2011, certain individual shareholders, including shareholders represented by counsel in the Montilla-Rojo action, filed requests to opt-out of the proposed settlement in the Hoff securities class action. Other purported shareholders represented by the same counsel, filed an objection to the settlement. On November 22, 2011, the plaintiffs in the Montilla-Rojo action filed a second amended complaint asserting additional legal theories. On December 2, 2011, the parties to the Montilla-Rojo action filed a joint motion to stay the proceedings in light of the pending appeal in the related Hoff securities class action. The Court granted the motion to stay on December 13, 2011. With the January 27, 2012 voluntary dismissal of the appeal (below), the stay was lifted and defendants' response to the Montilla-Rojo second amended complaint is pending.

On November 2, 2011, the Court in the Hoff securities class action announced at a hearing on the proposed settlement that it would deny certain individual shareholders' requests to opt out, overrule the objection to the settlement and grant final approval in a written order to follow, which order and final judgment were issued on the same date. On November 29, 2011, the individual shareholders whose requests to opt-out were rejected and the objectors to the settlement appealed from the final judgment to the United States Court of Appeals for the First Circuit. On December 21, 2011, the lead plaintiffs in the Hoff action filed a motion for an order requiring the objectors to post a bond to cover the costs associated with the objectors' appeal, which the Court granted on January 9, 2012. On January 17, 2012, the objectors moved for reconsideration of the order requiring them to post a bond. On January 24, 2012, the Court denied the objectors' motion for reconsideration. On January 27, 2012, the objectors filed a motion informing the Court that they would voluntarily dismiss the appeal with prejudice, which the Court noted on January 30, 2012.

In April 2011, the parties to the García and Díaz actions entered into a separate memorandum of understanding. Under the terms of this memorandum of understanding, subject to certain customary conditions, including court approval of a final settlement agreement, and in consideration for the full and final settlement and release of all defendants, Popular agreed, for a period of three years, to maintain or implement certain corporate governance practices, measures and policies, as set forth in the memorandum of understanding. Aside from the payment by or on behalf of Popular of approximately $2.1 million of attorneys' fees and expenses of counsel for the plaintiffs, all of which were covered by insurance), the settlement did not require any cash payments by or on behalf of Popular or the defendants. On June 14, 2011, a motion for preliminary approval of settlement was filed. On July 8, 2011, the Court granted preliminary approval of such settlement and set the final approval hearing date for September 12, 2011. On that same date, the Court granted final approval of the settlement. On September 23, 2011, the court in Díaz entered a separate judgment approving the final settlement as well.

Prior to the Hoff and derivative action mediation, the parties to the ERISA class action entered into a separate memorandum of understanding to settle that action. Under the terms of the ERISA memorandum of understanding, subject to certain customary conditions including court approval of a final settlement agreement and in consideration for the full settlement and release of all defendants, the parties agreed that the amount of $8.2 million would be paid by or on behalf of the defendants. The parties filed a joint request to approve the settlement on April 13, 2011. On June 8, 2011, the Court held a preliminary approval hearing, and on June 23, 2011, the Court preliminarily approved such settlement. On June 30, 2011, the amount of $8.2 million was transferred to the settlement fund by insurers on behalf of the defendants. A final fairness hearing was set for August 26, 2011. On that date, the Court stated that it would approve the settlement but requested that plaintiffs' counsel submit certain supporting documentation prior to issuing its final approval. Such final approval is still pending.

Popular does not expect to record any material gain or loss as a result of the settlements. Popular has made no admission of liability in connection with these settlements.

At this point, the settlement agreement in the ERISA class action is not final and is subject to a number of future events, including the issuance of the final approval order and/or the expiration of the time to appeal such orders. The settlements in the Hoff class action and the derivative actions have been finally approved and the period for any appeal has expired.

In addition to the foregoing, Banco Popular is a defendant in two class lawsuits arising from its consumer banking and trust-related activities. On October 7, 2010, a putative class action for breach of contract and damages captioned Almeyda-Santiago v. Banco Popular de Puerto Rico, was filed in the Puerto Rico Court of First Instance against Banco Popular de Puerto Rico. The complaint essentially asserts that plaintiff and others similarly situated who he purports to represent have suffered damages because of Banco Popular's allegedly fraudulent overdraft fee practices in connection with debit card transactions.  Such practices allegedly consist of: (a) the reorganization of electronic debit transactions in high-to-low order so as to multiply the number of overdraft fees assessed on its customers; (b) the assessment of overdraft fees even when clients have not overdrawn their accounts; (c) the failure to disclose, or to adequately disclose, its overdraft policy to its customers; and (d) the provision of false and fraudulent information regarding its clients' account balances at point of sale transactions and on its website. Plaintiff seeks damages, restitution and provisional remedies against Banco Popular for breach of contract, abuse of trust, illegal conversion and unjust enrichment. On January 13, 2011, Banco Popular submitted a motion to dismiss the complaint, which is still pending resolution.

In January 2012, the parties to the Almeyda action entered into a memorandum of understanding. Under the terms of this memorandum of understanding, subject to certain customary conditions, including court approval of a final settlement agreement, and in consideration for the full and final settlement and release of all defendants, the parties agreed that the amount of $0.4 million will be paid by defendants, which amount, net of attorneys' fees, shall be donated to one or more non-profit consumer financial counselling services organizations based in Puerto Rico. A settlement stipulation and a joint motion for preliminary approval of such settlement will be filed with the Court by March 14, 2012.

On December 13, 2010, Popular was served with a class action complaint captioned García Lamadrid, et al. v. Banco Popular, et al. which was filed in the Puerto Rico Court of First Instance. The complaint generally seeks damages against Banco Popular de Puerto Rico, other defendants and their respective insurance companies for their alleged breach of certain fiduciary duties, breach of contract, and alleged violations of local tort law. Plaintiffs seek in excess of $600 million in damages, plus costs and attorneys fees.

More specifically, plaintiffs - Guillermo García Lamadrid and Benito del Cueto Figueras - are suing Defendant BPPR for the losses they (and others) experienced through their investment in the RG Financial Corporation-backed Conservation Trust Fund securities. Plaintiffs essentially claim that Banco Popular allegedly breached its purported fiduciary duty to keep all relevant parties informed of any developments that could affect the Conservation Trust notes or that could become an event of default under the relevant trust agreements; and that in so doing, it acted imprudently, unreasonably and with gross negligence. Popular and the other defendants submitted separate motions to dismiss on or about February 28, 2011. Plaintiffs submitted a consolidated opposition thereto on April 15, 2011. The parties were allowed to submit replies and surreplies to such motions, and the motion has now been deemed submitted by the Court and is pending resolution.